United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

DIAMOND HILL INVESTMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-24498	65-0190407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 255-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	DHIL	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company's 2025 Annual Meeting of Shareholders held on April 29, 2025, the following matters were voted upon and the results of the vote were as follows:

1.)    To elect six directors to the Board of Directors of the Company to hold office until the next annual meeting of shareholders and until their successor is duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal. Each of the six nominees for director were elected, and the voting results are set forth below:

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Heather E. Brilliant	2,004,585	10,001	5,332	322,349
Richard S. Cooley	1,982,220	14,662	23,036	322,349
Gordon B. Fowler	1,974,860	13,325	31,733	322,349
Paula R. Meyer	1,967,037	29,718	23,163	322,349
Nicole R. St. Pierre	1,946,447	49,813	23,658	322,349
L'Quentus Thomas	1,973,042	14,575	32,301	322,349

2.)    To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. The ratification of KPMG LLP was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions
2,324,517	16,772	978
3.)    To approve and adopt the Diamond Hill Investment Group, Inc. 2025 Equity and Cash Incentive Plan. The Diamond Hill Investment Group, Inc. 2025 Equity and Cash Incentive Plan was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,780,659	210,119	29,140	322,349
4.)    To approve, on an advisory basis, the 2025 compensation of the Company's named executive officers. The compensation of the Company's named executive officers was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,918,073	71,011	30,834	322,349

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND HILL INVESTMENT GROUP, INC.

Date:	April 29, 2025	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer and Treasurer